Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Capital Environmental Resource Inc. (the “Company”) for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald L. Rubin, Executive Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Capital.

By:	/s/ RONALD L. RUBIN

Name: Ronald L. Rubin
Title: Executive Vice President and
Chief Financial Officer

Date: May 17, 2004